STOCK OPTION AGREEMENT

     THIS AGREEMENT is made as of this 8th day of July, 2009, by and between RCM TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Nevada ( the "Company") and Lawrence Needleman ("Needleman").

W I T N E S E T H :

     WHEREAS, Needleman has been a non-employee Director of the Company since 2007; and

     WHEREAS, the Company has established the RCM Technologies, Inc. 2000 Employee Stock Incentive Plan (the "Plan"), which is intended to provide non-employee Directors of the Company and any majority-owned or wholly-owned subsidiary (individually the "Subsidiary" and collectively the "Subsidiaries") a favorable opportunity to acquire shares of Common Stock of the Company, thereby providing them with an increased incentive to work for the success of the Company and better enabling the Company to attract and retain capable Directors; and

     WHEREAS, the 2000 Employee Stock Incentive Plan adopted by the directors of the Company on January 6, 2000 and approved by the stockholders of the Company at the Annual Meeting held on March 3, 2000; and

     WHEREAS, the Plan provides that options to purchase the Company's shares may be granted to each non-employee Director as determined by "the Ineligible Directors" as defined in the Plan at an option price per share equal to the closing price as reported on NASDAQ on the date of grant.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES AND COVENANTS CONTAINED IN THIS AGREEMENT AND INTENDING TO BE LEGALLY BOUND HEREBY, THE COMPANY AND NEEDLEMAN AGREE AS FOLLOWS:

1. Grant of Option

     The Company hereby grants to Needleman options (the "Options") to purchase 10,000 fully paid and non-assessable shares of the Company's Common Stock, $.05 par value, (the "Shares") at the purchase price of $1.73 (the "Option Price") representing the closing price for the Company's Common Stock as reported on NASDAQ for July 7, 2009 in the manner and subject to the conditions hereinafter provided.

2. Vesting of Exercise of Option

     The Options will vest in accordance with the following schedule:

             July 8, 2010               5,000 shares

          July 8, 2011               5,000 shares

     The vested portion of Options may be exercised at any time, and from time to time, in whole or in part, until the termination thereof as provided in Paragraph 4 below.

3. Method of Exercise

     The Option Price of each Share purchased upon exercise of an Option shall be paid in full, in cash, at the time of such exercise; provided, however, that Needleman may exercise an Option in whole or in part by tendering to the Company whole Shares of the Company's Common Stock, $.05 par value, owned by him, and cash, having fair market value equal to the cash exercise price of the Shares with respect to which the Option is being exercised. For this purpose, any Shares so tendered by Needleman shall be deemed to have a fair market value equal to the average of the closing sales price for the Shares on any national securities exchange on which such Shares are listed (or, if listed on more than one such exchange, then on the one located in New York City) or, if not so listed, the closing price reported on the National Association of Securities Dealers, Inc. Automated Quotations Systems (NASDAQ), for the five trading days preceding the date of exercise of the Option.

     An Option may be exercised at any time and from time to time during the term of the Option as to any or all whole Shares which have become subject to purchase pursuant to the terms of the Option or the Plan, but not at any time as to fewer that one hundred (100) Shares unless the remaining Shares which have become subject to purchase are fewer than one hundred (100) Shares.

     An Option may be exercised only by written notice to the Company, mailed to the attention of the Secretary of the Company, signed by Needleman (or such other persons as shall demonstrate to the Company his or their right to exercise the Option), specifying the number of Shares in respect of which it is being exercised, and accompanied by payment of the Option Price for such Shares.

     The certificate or certificates for the Shares as to which the Option is exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered to or upon the order of such person or persons as soon as practicable after such written notice is received by the Company.

4. Termination of the Option

     If Needleman ceases to be a non-employee director of the Company by reason of: (a) the death or disability of Needleman within the meaning of Section 22(e) of the Code; (b) his voluntary resignation; or (c) the termination of his directorship by the Company for any reason, the Option, to the extent vested and unexercised by Needleman as of the date Needleman’s directorship is terminated, may be exercised by Needleman (or Needleman’s legal representative) within three months after such directorship termination.

5. Condition to Exercise of Option

     As a condition precedent to the exercise of the Options and the issuance of Shares, the Company shall be satisfied that the Shares have been registered under the Securities Act of 1933 or any other applicable securities law or that registration of such Shares is not required, including that all of the requirements to establish an exemption from any such registration requirements have been met. The Company shall not be required to register the Options or the Shares under the Securities Act of 1933 or any other securities law.

6. Adjustments Upon Changes in Common Stock

     In the event of any change after the effective date of the Plan in the outstanding stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation, or any other change after the effective date of the Plan in the nature of the Shares of the Company, the Company shall make a corresponding adjustment in the number and kind of Shares reserved under the Plan, and in the Option Price and the number and kind of Shares covered by outstanding Options granted under the Plan as determined by the Ineligible Directors as defined in the Plan. Any determination by the Ineligible Directors hereunder shall be conclusive.

     Upon any adjustment made pursuant to this Section 6, the Company will, upon request, deliver to Needleman, a certificate of the Company's Secretary or an Assistant Secretary setting forth the Option Price thereafter in effect and the number and kind of shares, other securities or other property thereafter purchasable on the exercise of such Option.

7. Representations by Needleman:

     Unless the Shares subject to an Option are registered under the applicable federal and state securities laws, Needleman by accepting the Option shall be deemed to agree for himself and his legal representatives that any Option granted to him and any and all Shares of Common Stock purchased upon the exercise of Option shall be acquired for investment and not with a view to, or for the sale in connection with, any distribution thereof, and each notice of the exercise of any portion of an Option shall be accompanied by a representation in writing, signed by Needleman or his legal representative, as the case may be, that the Shares of Common Stock are being acquired in good faith for investment and not with a view to, or for the sale in connection with, any distribution thereof (except in case of Needleman's legal representative for distribution, but not for sale, to his legal heirs, legatees and other testamentary beneficiaries). Any Shares issued pursuant to an exercise of an Option may bear a legend evidencing such representation and limitations.

     Needleman further represents and warrants as follows:

     (a) he is familiar with the business and financial condition of the Company and all reasonable requests for information with respect thereto made by Needleman to the Company have been fulfilled to the satisfaction of Needleman; (b) he has been advised that the proceeds realized by the Company from the sale of any Shares purchased pursuant hereto will be used for general corporate purposes; (c) he has been advised that the Board of Directors has the right at any time to issue additional Shares of stock and the issuance thereof would dilute the percentage of the outstanding stock of the Company represented by the Shares to be purchased; (d) in connection with the Options granted hereby and any Shares subscribed for hereunder, the Needleman has not received any public media advertisements and has not been solicited by an form of mass mailing solicitation; (e) the Needleman is able to bear the economic risk of his investment;(f) the Needleman understands that the share certificates issued to him upon the exercise of his Option will be appropriately legended to indicate the restrictions on transfer in accordance with this Section; and (g) Needleman further warrants that upon the grant of this Option: (i) the number of common shares then subject to all options to purchase held by Needleman, plus the common shares then owned by Needleman will not constitute more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or a parent or a subsidiary of the Company; and (ii) the aggregate fair market value (determined as of the time an option is granted) of the common shares with respect to which incentive stock options are exercisable for the first time by Needleman during any calendar year will not exceed $1,000,000.00.

     Needleman agrees to hold harmless and indemnify the Company, its Directors and officers from and against any and all liabilities resulting to it through violation by Needleman of the above warranties and representations.

8. Rights Prior to Exercise of Option

     This Option is nontransferable by Needleman, except in the event of his death as provided in Paragraph 3 above, and during his lifetime is exercisable only by him. Needleman shall have no rights as stockholder with respect to the Option Shares until payment of the Option Price and delivery to him of such shares as herein provided.

9. Binding Effect

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

10. Notices

     Any and all notices, designations, consents, offers, acceptances or any other communications provided for herein shall be given in writing by registered or certified mail, return receipt requested, which will be addressed, in the case of the Company, to its principal office and in the case of Needleman to his address appearing in the records of the Company or to such other address as may be designated by him.

11. Governing Law

     This Agreement shall be construed and governed in accordance with the laws of the State of Nevada.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                                  RCM TECHNOLOGIES, INC.

                                                  By:  /s/ Leon Kopyt

                                                         LEON KOPYT, President

                                                      Lawrence Needleman